          UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: November 3, 2011

                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
   (Address of principal executive offices)            (Zip Code)

                     (817) 963-1234                 _
          (Registrant's telephone number)

            (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

AMR Corporation is filing herewith a press release issued on November 3, 2011 by American Airlines, Inc. as Exhibit 99.1, which is included herein.  This press release was issued to report October traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  November 3, 2011

EXHIBIT INDEX

Exhibit 99.1	Description Press Release

99.1	Press Release

       CONTACT:                                                                      Sean Collins
Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Thurs., Nov. 3, 2011

AMERICAN AIRLINES REPORTS OCTOBER TRAFFIC

FORT WORTH, Texas – American Airlines reported an October load factor of 83.2 percent, which compares to 83.6 percent in the same period last year.  American’s capacity and traffic were 0.7 percent and 1.1 percent lower year-over-year, respectively.
Domestic load factor increased 0.3 points to 84.9 percent, as capacity and traffic decreased by 2.1 and 1.8 percent year-over-year, respectively.  International traffic was consistent relative to last October on a capacity increase of 1.5 percent, resulting in international load factor being lower by 1.3 points versus the same period last year.
American boarded 7.2 million passengers in October.

Detailed traffic and capacity are attached.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	October
	2011	2010	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	10,653,060	10,768,521	(1.1)%
D.O.T. DOMESTIC	6,430,056	6,544,615	(1.8)
INTERNATIONAL	4,223,004	4,223,906	0.0
ATLANTIC	1,812,614	1,824,272	(0.6)
LATIN AMERICA	1,822,630	1,825,928	(0.2)
PACIFIC	587,760	573,706	2.4
AVAILABLE SEAT MILES (000)
SYSTEM	12,799,745	12,885,676	(0.7)%
D.O.T. DOMESTIC	7,575,250	7,740,196	(2.1)
INTERNATIONAL	5,224,495	5,145,480	1.5
ATLANTIC	2,211,266	2,177,917	1.5
LATIN AMERICA	2,259,099	2,290,176	(1.4)
PACIFIC	754,130	677,388	11.3
LOAD FACTOR
SYSTEM	83.2%	83.6%	(0.3)	Pts
D.O.T. DOMESTIC	84.9	84.6	0.3
INTERNATIONAL	80.8	82.1	(1.3)
ATLANTIC	82.0	83.8	(1.8)
LATIN AMERICA	80.7	79.7	1.0
PACIFIC	77.9	84.7	(6.8)
PASSENGERS BOARDED	7,233,649	7,297,652	(0.9)%

SYSTEM CARGO TON MILES (000)	153,082	174,015	(12.0)%

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	YEAR-TO-DATE October
	2011	2010	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	106,475,788	105,208,200	1.2%
D.O.T. DOMESTIC	64,166,228	64,798,543	(1.0)
INTERNATIONAL	42,309,560	40,409,657	4.7
ATLANTIC	16,414,597	16,220,002	1.2
LATIN AMERICA	20,066,687	19,059,155	5.3
PACIFIC	5,828,276	5,130,500	13.6
AVAILABLE SEAT MILES (000)
SYSTEM	129,775,243	128,050,239	1.3%
D.O.T. DOMESTIC	76,972,818	77,799,555	(1.1)
INTERNATIONAL	52,802,425	50,250,685	5.1
ATLANTIC	20,501,237	19,905,294	3.0
LATIN AMERICA	24,805,876	24,231,580	2.4
PACIFIC	7,495,312	6,113,811	22.6
LOAD FACTOR
SYSTEM	82.0%	82.2%	(0.1)	Pts
D.O.T. DOMESTIC	83.4	83.3	0.1
INTERNATIONAL	80.1	80.4	(0.3)
ATLANTIC	80.1	81.5	(1.4)
LATIN AMERICA	80.9	78.7	2.2
PACIFIC	77.8	83.9	(6.2)
PASSENGERS BOARDED	72,223,185	72,120,799	0.1%

SYSTEM CARGO TON MILES (000)	1,495,133	1,575,710	(5.1)%

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/